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                                 EXHIBIT 10.12

                                 AMENDMENT NO. 1
                                     TO THE
                              CONSULTING AGREEMENT


     THIS AMENDMENT NO. 1 TO THE CONSULTING AGREEMENT ("Amendment No. 1") executed on the 19th day of August, 2002, amends that certain Consulting Agreement (the "Original Agreement") entered into as of August 1, 2002, by and between HiEnergy Technologies, Inc., a Washington corporation (the "Company") and Primoris Group Inc., an Ontario corporation (the "Consultant") (together, the "parties").

1.     DEFINITIONS;  REFERENCES.  All  capitalized  terms used in this Amendment
       ------------------------
No. 1 not defined herein shall have the meanings given them in the Original Agreement. References in this Amendment No. 1 and in the Original Agreement to "this Agreement," "herein," "hereto" and words of similar import shall mean the Original Agreement as modified by this Amendment No. 1.

2.     SECTION  REFERENCES.  References  to  Sections  herein  shall  refer  to
       -------------------
Sections in this Amendment No. 1. References to the Original Agreement Sections shall refer to Sections in the Original Agreement.

3.     EFFECT  OF  AMENDMENT  NO. 1.  This Amendment No. 1 modifies the Original
       ----------------------------
Agreement. The Original Agreement, as amended by this Amendment No. 1, is in full force and effect, and the parties hereby ratify and affirm the same. In the event of any conflict between the provisions of the Original Agreement and this Amendment No. 1, the provisions of this Amendment No. 1 shall control.

4.     AMENDMENT  OF  ORIGINAL  AGREEMENT  SECTION  4.1.  The Original Agreement
       ------------------------------------------------
Section 4.1 is hereby amended to add a sentence to the end of Section 4.1 that reads as follows: "The Consultant shall diligently perform its services in a manner consistent with generally accepted industry standards."

5.     AMENDMENT  OF  ORIGINAL  AGREEMENT  SECTION  4.5.  The Original Agreement
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Section  4.5 is hereby superseded and replaced in its entirety by the following:

     4.5 The Consultant agrees to indemnify and save the Company harmless with respect to any investigation, claim, suit, proceedings or judgment (including attorney fees whether or not a suit is filed and in bankruptcy and in appeal), whether regulatory or of a court of competent jurisdiction arising from any breach of the Agreement by the Consultant. The Consultant's indemnity given hereunder shall survive the termination of this Agreement. The Company shall conduct the defense of any third party action unless the Consultant and the Company mutually agree that the Consultant will conduct the defense.

6.     ADD SECTION 4.6.  A Section 4.6 is hereby added to the Original Agreement
       ---------------
that  reads  as  follows:
     4.6 If the indemnification provided for in Section 4.5 is held by a court of competent jurisdiction to be unavailable to the Company with respect to any losses, claims, damages or liabilities referred to therein, the Consultant, in lieu of indemnifying the Company thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by the Company as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of each party in connection with the breach or violation that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Consultant and the Company shall be determined by a court of law.

7.     ADD SECTION 5.3.  A Section 5.3 is hereby added to the Original Agreement
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that  reads  as  follows:

     5.3 If the indemnification provided for in Section 5.2 is held by a court of competent jurisdiction to be unavailable to the Consultant with respect to any losses, claims, damages or liabilities referred to therein, the Company, in lieu of indemnifying the Consultant thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by the Consultant as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of each party in connection with the breach or violation that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Company and the Consultant shall be determined by a court of law.
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8.     AMENDMENT  OF  ORIGINAL AGREEMENT SECTION 6.3.  The first sentence of the
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Original  Agreement Section 6.3 is hereby amended to include the following words between  "that exceeds US$1,500" and "without obtaining": "in a calendar month".

9.     AMENDMENT  OF  ORIGINAL  AGREEMENT  SECTION  6.5.  The Original Agreement
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Section  6.5 is hereby superseded and replaced in its entirety by the following:

     6.5 In addition to the compensation and expense reimbursements detailed in Sections 6.1 through 6.4, inclusive, and subject to approval by the Board of Directors of the Company, the Company shall issue to the Consultant an option to purchase 400,000 shares of common stock of the Company at an exercise price of $2.00 per share with a term of two (2) years. The Company agrees that the Consultant may elect to exercise the option in whole or in part on one or more dates subject to the limitation that the total number of shares purchased under the option agreement shall not exceed 400,000. The Company agrees to make all necessary legal and regulatory filings to enable the issuance of the option agreement to the Consultant. The Company shall include the securities to be issued to the Consultant under the option agreement in each registration statement filed on Form SB-2 (or any other applicable form) by the Company to register securities subsequent to execution of this Agreement in the Registration Rights Agreement between the parties. The Consultant agrees not to make any purchases or sales of shares of the Company's common stock while in possession of material nonpublic information about the Company.

10.     AMENDMENT  OF  ORIGINAL  AGREEMENT  SECTION 7.2.  The Original Agreement
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Section  7.2 is hereby superseded and replaced in its entirety by the following:

     7.2 Either party may terminate this Agreement at any time without notice to the other party if the other party becomes insolvent or commences proceedings or any proceedings are commenced against it under any bankruptcy, insolvency or creditor protector legislation or the other party does not remedy any breach of this Agreement within 30 days of such breach.

11.     AMENDMENT  OF  ORIGINAL  AGREEMENT SECTION 10.4.  The Original Agreement
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Section 10.4 is hereby superseded and replaced in its entirety by the following:

     10.4 This Agreement shall be construed and enforced according to the laws of the State of California, without regard to conflicts of laws principles thereof. All legal actions arising under this Agreement may be instituted in, and the Consultant and the Company consent to jurisdiction and venue in, the County of Orange, State of California. All claims of breach of this Agreement by either party not barred and foreclosed shall be resolved by arbitration between the parties in Orange County, California and pursuant to the rules for commercial arbitration of the American Arbitration Association. Any award thereon may include mandatory or injunctive relief or a direction therefore in the discretion of the arbitrator(s). Judgment upon an award duly rendered in such an arbitration proceeding may be entered by the party in whose favor the award has been made in any court having jurisdiction to do so and over the party (including by contractual consent) against whom such award has been rendered. Arbitration awards for money in favor of the Company shall also be enforceable by it by charging the amounts awarded it thereunder, in whole or in part, against and deducting such amounts from amounts then owed to the Consultant by the Company under this Agreement.

12.     ADD  SECTION  10.7.  A  Section  10.7  is  hereby  added to the Original
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Agreement  that  reads  as  follows:

     10.7 The failure of either party to enforce any provision of this Agreement shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Agreement.


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13.     ADD  SECTION  10.8.  A  Section  10.8  is  hereby  added to the Original
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Agreement  that  reads  as  follows:

     10.8 In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

14.     COUNTERPARTS  AND  FACSIMILE  SIGNATURE.  This  Amendment  No.  1 may be
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signed  in  counterparts,  all  of  which when taken together shall constitute a single executed document. Signatures transmitted by facsimile shall be deemed valid execution of this Amendment No. 1 binding on the parties.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the date first above written.


                               THE  COMPANY:

                               HIENERGY  TECHNOLOGIES,  INC.


                               By:     /s/  Barry  Alter
                                       -----------------
                                       Barry  Alter,  President  and  CEO



                               THE  OPTIONEE:

                               PRIMORIS  GROUP  INC.


                               By:     /s/  Joseph  Carusone
                                      ---------------------
                                      Joseph  Carusone,  President




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